UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2010

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amended Current Report on Form 8-K/A (this “Form 8-K/A”) is being filed to supplement the Current Report on Form 8-K filed by DCP Midstream Partners, LP (the “Partnership”) on November 8, 2010 (File No.: 001-32678 ), announcing the transaction entered into between the Partnership and DCP Midstream, LLC, whereby the Partnership will acquire a 33.33% interest in the Southeast Texas Midstream Business, for $150 million, which is expected to close in January 2011 (the “Transaction”). In connection with the Transaction, the Partnership is filing (i) as Exhibit 99.1 to this Form 8-K/A, audited combined financial statements of the Southeast Texas Midstream Business as of December 31, 2009 and 2008, and for the years ended December 31, 2009, 2008 and 2007, and unaudited combined financial statements of the Southeast Texas Midstream Business as of June 30, 2010, and for the six months ended June 30, 2010 and 2009; (ii) as Exhibit 99.2 to this Form 8-K/A, audited consolidated financial statements of Ceritas Holdings, LP as of December 31, 2009 and 2008, and for the years ended December 31, 2009, 2008 and 2007, and unaudited consolidated financial statements of Ceritas Holdings, LP as of March 31, 2010, and for the three months ended March 31, 2010 and 2009; and (iii) as Exhibit 99.3 to this Form 8-K/A, the unaudited pro forma condensed consolidated financial statements of the Partnership as of June 30, 2010, and for the six months ended June 30, 2010, and for the years ended December 31, 2009, 2008 and 2007.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited combined financial statements of the Southeast Texas Midstream Business as of December 31, 2009 and 2008, and for the years ended December 31, 2009, 2008 and 2007, and unaudited combined financial statements of the Southeast Texas Midstream Business as of June 30, 2010, and for the six months ended June 30, 2010 and 2009, are attached hereto as Exhibit 99.1, and are incorporated herein by reference.

Audited consolidated financial statements of Ceritas Holdings, LP as of December 31, 2009 and 2008, and for the years ended December 31, 2009, 2008 and 2007, and unaudited consolidated financial statements of Ceritas Holdings, LP as of March 31, 2010, and for the three months ended March 31, 2010 and 2009, are attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Partnership as of June 30, 2010, and for the six months ended June 30, 2010, and for the years ended December 31, 2009, 2008 and 2007, are attached hereto as Exhibit 99.3, and are incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 23.1	Consent of Deloitte & Touche LLP on Southeast Texas Midstream Business Combined Financial Statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007.

Exhibit 23.2	Consent of Deloitte & Touche LLP on the Ceritas Holdings, LP Consolidated Financial Statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007.

Exhibit 99.1	Audited and unaudited historical combined financial statements of the Southeast Texas Midstream Business.

Exhibit 99.2	Audited and unaudited historical consolidated financial statements of Ceritas Holdings, LP.

Exhibit 99.3	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP
its General Partner

	By:	DCP Midstream GP, LLC
its General Partner

Date: November 9, 2010	/s/ Angela A. Minas
Name: Angela A. Minas
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of Deloitte & Touche LLP on Southeast Texas Midstream Business Combined Financial Statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007.

Exhibit 23.2	Consent of Deloitte & Touche LLP on the Ceritas Holdings, LP Consolidated Financial Statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007.

Exhibit 99.1	Audited and unaudited historical combined financial statements of the Southeast Texas Midstream Business.

Exhibit 99.2	Audited and unaudited historical consolidated financial statements of Ceritas Holdings, LP.

Exhibit 99.3	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP.